Letter of Transmittal
                                    TO TENDER
               5 1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2003

                                       OF

                           ROTECH MEDICAL CORPORATION

         PURSUANT TO THE CHANGE OF CONTROL NOTICE AND OFFER TO PURCHASE
                             DATED NOVEMBER 5, 1997


SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE, THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 4, 1997, UNLESS THE OFFER IS EXTENDED (SUCH TIME AND DATE OR THE LATEST EXTENSION THEREOF, IF EXTENDED, THE "EXPIRATION DATE"). DEBENTURES TENDERED IN THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.


                        THE DEPOSITARY FOR THE OFFER IS:

                            PNC BANK, KENTUCKY, INC.




                  By Mail:                        By Overnight Courier:                          By Hand:

  Corporate Trust Department, 7th Floor   Corporate Trust Department, 7th Floor   Corporate Trust Department, 7th Floor
           500 W. Jefferson Street               500 W. Jefferson Street                500 W. Jefferson Street
         Louisville, Kentucky 40202            Louisville, Kentucky 40202              Louisville, Kentucky 40202

                                                      By Facsimile:
                                                     (502) 581-2705

                                              Facsimile Confirmation Only:
                                                     (502) 581-3214



     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE REPURCHASE PRICE PURSUANT TO THE OFFER MUST VALIDLY TENDER (OR RETENDER IF SUCH HOLDERS HAVE PREVIOUSLY WITHDRAWN) THEIR DEBENTURES TO THE DEPOSITARY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     This Letter of Transmittal should be used only to tender the Debentures as described in the Change of Control Notice and Offer to Purchase of RoTech Medical Corporation, dated November 5, 1997 (as the same may be amended or supplemented from time to time, the "Offer to Purchase").

     This Letter of Transmittal is to be used (i) if Debentures are to be physically delivered to the Depositary, (ii) if delivery of Debentures is to be made by book-entry transfer to the account maintained by the Depositary at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Purchase under the caption "The Offer -- Procedures for Tendering Debentures -- Book-Entry Delivery Procedures" or (iii) if Debentures are being tendered in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Offer -- Procedures for Tendering Debentures -- Guaranteed Delivery."

     Holders of Debentures that are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Offer by submitting a notice of guaranteed delivery through ATOP.

     Holders whose Debentures are not available or who cannot deliver their Debentures and all other documents required hereby to the Depositary prior to, or on, the Expiration Date may nevertheless tender their Debentures in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Offer -- Procedures for Tendering Debentures -- Guaranteed Delivery." See Instruction 2 herein.

     DELIVERY  OF  DOCUMENTS  TO  DTC  DOES  NOT  CONSTITUTE   DELIVERY  TO  THE
DEPOSITARY.

     THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF DEBENTURES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR
ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     Holders who wish to tender their Debentures must complete the box below entitled "Method of Delivery" and complete columns (1) through (3) in the box herein entitled "Description of Debentures Tendered" and sign in the appropriate box below. Holders who complete this Letter of Transmittal will be deemed to have tendered all Debentures listed in the box.

     Only registered Holders of Debentures may validly tender their Debentures pursuant to the Offer. Only registered Holders of Debentures are entitled to receive the Repurchase Price with respect to the Debentures.

     All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

--------------------------------------------------------------------------------
     METHOD OF DELIVERY



 [ ]      CHECK  HERE IF  CERTIFICATES  FOR  TENDERED  DEBENTURES  ARE  ENCLOSED
          HEREWITH.

 [ ] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A
          BOOK-ENTRY   TRANSFER  FACILITY   SPECIFIED  BELOW  AND  COMPLETE  THE
          FOLLOWING:


               Name of Tendering Institution: ---------------------------


               Name of Book-Entry Transfer Facility:
               [ ] The Depository Trust Company
               [ ] Philadelphia Depository Trust Company


               Account Number: ----------  VOI Number: ------------------


 [ ] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:


          Name(s) of Registered Owner(s): --------------------------------------

          Window Ticket Number (if any): ---------------------------------------

          Date of Execution of Notice of Guaranteed Delivery: ------------------

          Name of Eligible Institution which Guaranteed Delivery: --------------

          If delivered by a Book-Entry Transfer Facility, check box of Book-Entry Transfer Facility:

          [ ] The Depository Trust Company
          [ ] Philadelphia Depository Trust Company

          Account Number: ----------   VOI Number: ----------
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF DEBENTURES TENDERED*

    NAME(S) AND ADDRESS(ES) OF HOLDER(S)
         (PLEASE FILL IN, IF BLANK,                               DEBENTURES TENDERED
 EXACTLY AS NAME(S) APPEAR(S) ON DEBENTURES)           (ATTACH ADDITIONAL SCHEDULE, IF NECESSARY)
----------------------------------------------------------------------------------------------------------
                     (1)                                 (2)                           (3)
                                                  SECURITY NUMBER(S)**     PRINCIPAL AMOUNT OF DEBENTURES
                                                                                      TENDERED***
----------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------


* Completion of this Letter of Transmittal will constitute the tender of all Debentures delivered.

**   Need not be completed by Holders tendering by book-entry transfer.

***  Unless  otherwise   specified,   the  entire  aggregate   principal  amount
     represented by the Debentures described above will be deemed to be tendered.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:


     By execution hereof, the undersigned hereby acknowledges receipt of the Change of Control Notice and Offer to Purchase dated November 5, 1997 (as the same may be amended or supplemented from time to time, the "Offer to Purchase") of RoTech Medical Corporation (the "Company"), and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal"), relating to the Company's offer to purchase (the "Offer") all of its outstanding 5 1/4% Convertible Subordinated Debentures due 2003 (the "Debentures") upon the terms and subject to the conditions set forth in the Offer to Purchase.

     Upon the terms and subject to the conditions of the Offer as set forth in the Offer to Purchase and this Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Debentures indicated above.

     Subject to, and effective upon, the acceptance for payment of the principal amount of Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a Holder of, all Debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Debentures, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver such Debentures, or transfer ownership of such Debentures on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Debentures for transfer on the register, and (c) receive all benefits and otherwise all rights of beneficial ownership of such Debentures, all in accordance with the terms of the Offer as described in the Offer to Purchase.

     The undersigned understands that tenders of Debentures may be withdrawn by written notice of withdrawal received by the Depositary at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date. In the event of a termination of the Offer, the Debentures tendered pursuant to the Offer will be returned to the tendering Holders promptly (or, in the case of Debentures tendered by book-entry transfer, such Debentures will be credited to the account maintained at DTC from which such Debentures were delivered). If the Company makes a material change in the terms of the Offer or the information concerning the Offer, the Company will disseminate additional Offer materials and extend such Offer, to the extent required by law.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby, and that when such Debentures are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Debentures will be subject to any adverse claim or right. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered hereby.

     The undersigned understands that tenders of Debentures pursuant to any of the procedures described in the Offer to Purchase under the caption "The Offer -- Procedures for Tendering Debentures" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Company's acceptance of such Debentures for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that validly tendered Debentures (or defectively tendered Debentures with respect to which the Company has, or has caused to be, waived such defect) will be deemed to have been accepted by the Company if, as and when the Company gives oral or written notice thereof to the Depositary.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that the delivery and surrender of any Debentures is not effective, and the risk of loss of the Debentures does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of Debentures will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the Repurchase Price with respect to Debentures accepted for payment, and return any certificates for Debentures not tendered or not accepted for payment, in the name(s) of the registered holder(s) appearing above under "Description of Debentures Tendered." Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please mail the check for the Repurchase Price with respect to Debentures accepted for payment, together with any certificates for Debentures not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Debentures Tendered." If both the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, please issue the check for the Repurchase Price with respect to any Debentures accepted for payment, and return any certificates for Debentures not tendered or not accepted for payment, in the name(s) of, and mail the check and any such certificates to, the person(s) at the address(es) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box provisions of this Letter of Transmittal to transfer any Debenture from the name of the registered holder(s) thereof if the Company does not accept for payment any of the principal amount of such Debenture.

--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)


To be completed only if certificates for debentures in a principal amount not tendered or not accepted for payment and/or the check for the Repurchase Price are to be issued in the name of someone other than the undersigned, or if Debentures are to be returned by credit to an account maintained by DTC.

Issue Check and/or Debentures to:

Name: ------------------------------------------------------------------------
     (Please print)

Address: ----------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                               Zip Code
-------------------------------------------------------------------------------

                         Taxpayer Identification Number
               (You must also complete Substitute Form W-9 below)
                          Requires Signature Guarantee


Credit unaccepted Debentures tendered by book-entry transfer to:

       [ ] The Depository Trust Company

       [ ] Philadelphia Depository Trust Company

  account set forth below:


   -----------------------------------------------------------------------------

                                (account number)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)


To be completed ONLY if certificates for Debentures in a principal amount not tendered or not accepted for payment and/or the check for the Repurchase Price are to be sent to someone other than the undersigned at an address other than that shown above.

Deliver Check and/or Debentures to:

Name: ------------------------------------------------------------------------
       (Please print)

Address: ----------------------------------------------------------------------
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
                                                                Zip Code
  -----------------------------------------------------------------------------

                         Taxpayer Identification Number
               (You must also complete Substitute Form W-9 below)
                          Requires Signature Guarantee
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    SIGN HERE
                        (TO BE COMPLETED BY ALL TENDERING
                   HOLDERS OF DEBENTURES REGARDLESS OF WHETHER
               DEBENTURES ARE BEING PHYSICALLY DELIVERED HEREWITH)

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
               (Signature(s) of Holder(s) or Authorized Signatory)

Dated:______________________________, 1997

Must be  signed by the  registered  holder(s)  of  Debentures  exactly  as their
name(s)  appear(s)  on  certificate(s)   for  the  Debentures  or  by  person(s)
authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 herein.

Name(s): -----------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title): ---------------------------------------------------------

Address: -----------------------------------------------------------------------
--------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.: ---------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              SIGNATURE GUARANTEE (SEE INSTRUCTIONS 1 AND 5 BELOW)



--------------------------------------------------------------------------------
       (Name of Medallion Signature Guarantor Guaranteeing Signature(s) )

--------------------------------------------------------------------------------
 (Address (including zip code) and Telephone No. (including area code) of Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                     (Title)


Dated:______________________________, 1997

--------------------------------------------------------------------------------

                                  INSTRUCTIONS


              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal or a notice of withdrawal must be guaranteed by a Medallion Signature Guarantor (as defined in the Offer to Purchase) unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Letter of Transmittal, shall include DTC) of the Debentures tendered herewith and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Debentures are tendered for the account of an Eligible Institution (as defined in the Offer to Purchase). See Instruction 5 herein.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND DEBENTURES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by Holders if (i) certificates representing Debentures are to be physically delivered to the Depositary herewith by such Holders; (ii) tender of Debentures is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the caption "The Offer -- Procedures for Tendering Debentures -- Book-Entry Delivery Procedures" in the Offer to Purchase; or (iii) tender of Debentures is to be made according to the guaranteed delivery procedures set forth under the caption "The Offer -- Procedures for Tendering Debentures -- Guaranteed Delivery" in the Offer to Purchase; and, in each case, instructions are not being transmitted through ATOP. All physically delivered Debentures, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Debentures delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Depositary.

     If a Holder desires to tender Debentures pursuant to the Offer and time will not permit this Letter of Transmittal, certificates representing such Debentures and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then such Holder must tender such Debentures pursuant to the guaranteed delivery procedures set forth under the caption "The Offer -- Procedures for Tendering Debentures -- Guaranteed Delivery" in the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, or an Agent's Message with respect to guaranteed delivery that is accepted by the Company, must be received by the Depositary, either by hand delivery, mail, telegram or facsimile transmission prior to 5:00 p.m., New York City time, on the Expiration Date, and (iii) the certificates for all tendered Debentures, in proper form for transfer (or confirmation of a book-entry transfer of all Debentures delivered electronically into the Depositary's account at DTC pursuant to the procedures for such transfer set forth in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any required signature guarantees and any other documents required by this Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Depositary within three business days after the date of the execution of such Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Depositary.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Debentures for payment.

     If Holders wish to tender less than the entire principal amount evidenced by any Debenture submitted, such Holders must fill in the principal amount that is to be tendered in the column entitled "Principal Amount of Debentures Tendered," but only in integral multiples of $1,000. In the case of a partial tender of Debentures, as soon as practicable after the Expiration Date, new certificates for the remainder of the Debentures that were evidenced by such Holder's old certificates will be sent to such Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire amount that is represented by Debentures delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated. (This paragraph does not apply to tender by book-entry transfer.)

     All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of tendered Debentures will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders and withdrawals of Debentures that are not in proper form or the acceptance of which would, in the opinion of the Company or counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of a tender as to particular

Debentures. The Company's interpretation of the terms and conditions of the Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders and withdrawals of Debentures must be cured within such time as the Company shall determine. Tenders and withdrawals of Debentures will not be deemed to have been made until such irregularities have been cured or waived. Any Debentures received by the Depositary that are not properly tendered or delivered and to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering Holder unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

     None of the Company, IHS, the Depositary, the Information Agent, the Trustee or any other person shall be obligated to give notification of defects or irregularities in any tender or withdrawal or shall incur any liability for failure to give any such notification.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Debentures Tendered" is inadequate, the certificate numbers of the Debentures and the principal amount of Debentures tendered should be listed on a separate schedule and attached hereto.

     4. WITHDRAWAL OF TENDERS. Tenders of Debentures may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     For a withdrawal of a tender of Debentures to be effective, a written telegraphic or facsimile transmission notice of withdrawal must be received by the Depositary prior to 5:00 p.m., New York City time, on the Expiration Date at its address set forth on the back cover of the Offer to Purchase. Any such notice of withdrawal must (i) specify the name of the person who tendered the Debentures to be withdrawn, (ii) contain the description of the Debentures to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Debentures (unless such Debentures were tendered by book-entry transfer) and the aggregate principal amount represented by such Debentures and (iii) be signed by the Holder of such Debentures in the same manner as the original signature on the Letter of Transmittal by which such Debentures were tendered (including any required signature guarantees), or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Debentures into the name of the person withdrawing such Debentures and (y) a properly completed irrevocable proxy that authorizes such person to effect such revocation on behalf of such Holder. If the Debentures to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any
Debentures properly withdrawn will be deemed to be not validly tendered for purposes of the Offer.

     Withdrawal of Debentures can only be accomplished in accordance with the foregoing procedures.

     All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Company, in the Company's sole discretion (whose determination shall be final and binding). None of the Company, IHS, the Depositary, the Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Debentures tendered hereby, the signature(s) must correspond to the name(s) as written on the face of the Debentures without alteration, enlargement or any other change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Debentures.

     If any Debentures tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any Debentures tendered hereby are registered in the names of different Holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Debentures.

     If this Letter of Transmittal is signed by the registered Holder of Debentures tendered hereby, no endorsements of such Debentures or separate bond powers are required, unless payment is to be made to, or Debentures not tendered or not accepted for payment are to be issued in the name of, a person other than the registered Holder(s), in which case the Debentures tendered hereby must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered Holder(s) appear(s) on such Debentures. Signatures on such Debentures and bond powers must be guaranteed by a Medallion Signature Guarantor. See Instruction 1 herein.

     If this Letter of Transmittal or any Debentures or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Letter of Transmittal.

     6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay all transfer taxes, if any, applicable to the purchase of Debentures pursuant to the Offer. If, however, Debentures for principal amounts not accepted for tender are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Debentures, or if tendered Debentures are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the purchase of Debentures pursuant to the Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such tax or exemption therefrom is not submitted, then the amount of such transfer tax will be deducted from the Repurchase Price otherwise payable to such tendering Holder.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the payment of the Repurchase Price with respect to any Debentures tendered hereby is to be issued, or if Debentures not tendered or not accepted for payment are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Debenture is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Debentures Tendered," the appropriate boxes in this Letter of Transmittal must be completed. If no such instruction is given, the Repurchase Price and/or Debentures not accepted for payment or not tendered, as the case may be, will be sent to the person signing this Letter of Transmittal. All Debentures tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such Debentures were delivered.

     8. TAXPAYER IDENTIFICATION NUMBER. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN"), generally, the Holder's Social Security or Federal Employer Identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

     9. CONFLICTS. In the event of any conflict between the terms of the Offer to Purchase and the terms of this Letter of Transmittal, the terms of the Offer to Purchase will control.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right, subject to applicable law, to amend in any respect or waive any of the specified conditions in the Offer in the case of any particular Debenture tendered.

     11. MUTILATED, LOST, STOLEN OR DESTROYED DEBENTURES. If a Holder desires to tender Debentures pursuant to the Offer, but any such Debenture has been mutilated, lost, stolen or destroyed, such Holder should write to or telephone the Trustee concerning the procedures for obtaining replacement certificates for such Debenture, arranging for indemnification or any other matter that requires handling by the Trustee.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Offer to Purchase and the related Letter of Transmittal, may be directed to the Information Agent, MacKenzie Partners, Inc., 156 Fifth Avenue, New York, New York 10010, (800) 322-2885, or collect (212) 929-5500. A Holder may also contact such Holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

                           IMPORTANT TAX INFORMATION

     Under  federal  income  tax  law,  an owner of  Debentures  whose  tendered
Debentures are accepted for payment is required to provide the Depositary (as payor) with such owner's current TIN on Substitute Form W-9 below. If such owner is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the owner or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any consideration paid to such owner or other payee with respect to Debentures purchased pursuant to the Offer may be subject to 31% backup withholding tax.

     Certain owners of Debentures (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that owner must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Information Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any consideration paid to the owner or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided the required information is furnished.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any consideration paid to an owner or other payee with respect to Debentures purchased pursuant to the Offer, the owner is required to notify the Depositary of the owner's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such owner is awaiting a TIN), and that (i) the owner has not been notified by the Internal Revenue Service that the owner is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the owner that the owner is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the owner of the Debentures. If the Debentures are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


     THE FOREGOING DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSIDERATIONS DOES NOT CONSIDER THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY HOLDER'S SITUATION OR STATUS. THE SUMMARY IS BASED ON THE PROVISIONS OF THE CODE, REGULATIONS, PROPOSED REGULATIONS, RULINGS AND JUDICIAL DECISIONS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY ON A RETROACTIVE BASIS. HOLDERS OF DEBENTURES (INCLUDING HOLDERS OF DEBENTURES WHO DO NOT TENDER THEIR DEBENTURES) SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER LAWS, OF THE SALE OF THE DEBENTURES. FOR ADDITIONAL INFORMATION, SEE "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" IN THE OFFER TO PURCHASE.


                     PAYER'S NAME: PNC BANK, KENTUCKY, INC.
--------------------------------------------------------------------------------
SUBSTITUTE                   Part 1 -- PLEASE PROVIDE YOUR TIN IN             Social Security Number or
                             THE BOX AT RIGHT AND CERTIFY BY               Employer Identification Number
                             SIGNING AND DATING BELOW.
                                                                           ------------------------------
FORM W-9

DEPARTMENT OF THE TREASURY   Part 2 -- Certification-Under penalties of perjury, I certify that:
INTERNAL REVENUE SERVICE     (1)  The  number  shown  on  this  form is my correct taxpayer  identification number (or
                                  I am  waiting for a number to be issued to me) and
PAYER'S REQUEST FOR          (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding,
TAXPAYER IDENTIFICATION           or (b) I have not been notified by the Internal Revenue Service IRS that I am subject to
NUMBER "TIN"                      backup withholding as a result of a failure to report all interest or dividends, or (c) the
                                  IRS has notified me that I am no longer subject to (IRS) backup withholding.

                             CERTIFICATION  INSTRUCTIONS  -- You must cross out Item (2) above if you  have  been  notified by the IRS that you are currently  subject to backup withholding  because of under reporting interest or dividends on your tax return.


                             SIGNATURE:                                      Part 3
                                        -------------------------

                             ------------------------------------
                                                                             Awaiting TIN  [ ]
                             DATE:
                                   ------------------------------


NOTE: FAILURE  TO  COMPLETE  THIS FORM MAY  RESULT IN BACKUP  WITHHOLDING  OF 31
      PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.


           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.



Signature
          ----------------------------------
Date
     ---------------------------------------

                     THE INFORMATION AGENT FOR THE OFFER IS:

                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                            New York, New York 10010
                                 (212) 929-5500
                                       or
                                 (800) 322-2885